UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2020

WILLSCOT MOBILE MINI HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4646 E Van Buren St., Suite 400

Phoenix, AZ 85008

(Address, including zip code, of principal executive offices)

(480) 894-6311

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	WSC	The Nasdaq Capital Market
Warrants to purchase common stock(1)	WSCWW	OTC Markets Group Inc.
Warrants to purchase common stock(2)	WSCTW	OTC Markets Group Inc.

(1) Issued in connection with the initial public offering of Double Eagle Acquisition Corp., the registrant’s legal predecessor company, in September 2015, which are exercisable for one-half of one share of the registrant’s common stock for an exercise price of $5.75.

(2) Issued in connection with the registrant’s acquisition of Modular Space Holdings, Inc. in August 2018, which are exercisable for one share of the registrant’s common stock at an exercise price of $15.50 per share.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on March 1, 2020, WillScot Corporation, a Delaware corporation (“WillScot”), Mobile Mini, Inc., a Delaware corporation (“Mobile Mini”), and Picasso Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of WillScot (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, subject to the satisfaction of certain customary closing conditions, Merger Sub would be merged with and into Mobile Mini, with Mobile Mini surviving as a wholly-owned subsidiary of WillScot (the “Merger”). The closing of the Merger was completed on July 1, 2020, upon which Merger Sub merged with and into Mobile Mini and the separate corporate existence of Merger Sub ceased and Mobile Mini continued its existence as the surviving corporation in the Merger and a wholly-owned subsidiary of WillScot. Immediately following the Merger, on July 1, 2020, WillScot changed its name to WillScot Mobile Mini Holdings Corp. (the “Company”).

This Current Report on Form 8-K is being filed to provide certain historical financial statements of Mobile Mini and certain pro forma financial information giving effect to the Merger, as set forth under Item 9.01 below, which are incorporated herein by reference, so that such financial information is incorporated by reference into the Company’s resale registration statements on Form S-3 filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

Included in this filing are (1) the historical consolidated financial statements of Mobile Mini filed hereto as Exhibit 99.1, (2) Mobile Mini management’s discussion and analysis of its financial condition and results of operations, filed hereto as Exhibit 99.2 and (3) the pro forma financial information described in Item 9.01(b) below, giving effect to the Merger, filed hereto as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The following unaudited (except as noted below) historical financial information of Mobile Mini is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

•	Unaudited Condensed Consolidated Balance Sheets as of June 30, 2020 and December 31, 2019 (audited);

•	Unaudited Condensed Consolidated Statements of Income for the Three and Six Months Ended June 30, 2020 and June 30, 2019

•	Unaudited Condensed Consolidated Statements of Comprehensive Income for the Three and Six Months Ended June 30, 2020 and June 30, 2019

•	Unaudited Condensed Consolidated Statements of Stockholders’ Equity for the Three and Six Months Ended June 30, 2020 and June 30, 2019

•	Unaudited Condensed Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2020 and June 30, 2019

•	Unaudited Notes to the Condensed Consolidated Financial Statements

(b) Pro Forma Financial Information

The following unaudited pro forma financial information, giving effect to the Merger, is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2020;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the twelve months ended December 31, 2019;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2019;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2020; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Historical Unaudited Condensed Combined Financial Statements of Mobile Mini, as of June 30, 2020 and December 31, 2019, and for the three and six months ended June 30, 2020 and June 30, 2019.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Mobile Mini Holdings Corp.

Dated: August 10, 2020	By:	/s/ Christopher J. Miner

Name: Christopher J. Miner

Title: Senior Vice President, General Counsel & Secretary